Midcap Fund
Class	A	C	J	Inst.	R-1	R-3	R-4	R-5	R-6
Ticker Symbol(s)	PEMGX	PMBCX	PMBJX	PCBIX	PMSBX	PMBMX	PMBSX	PMBPX	PMAQX
Principal Funds, Inc. Summary Prospectus March 1, 2022
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders, and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2022, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.
Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial intermediary and in “Choosing a Share Class and The Costs of Investing” beginning on page 390 of the Fund’s prospectus, Appendix B to the prospectus titled “Intermediary-Specific Sales Charge Waivers and Reductions”, and “Multiple Class Structure” beginning on page 4 of the Fund’s Statement of Additional Information.
If you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment)
	Share Class
	A	C	J	Inst.	R-1	R-3	R-4	R-5	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None
1 of 5

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Share Class
	A	C	J	Inst.	R-1	R-3	R-4	R-5	R-6
Management Fees(1)	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.15%	N/A	0.35%	0.25%	0.10%	N/A	N/A
Other Expenses	0.11%	0.10%	0.08%	0.10%	0.54%	0.33%	0.29%	0.27%	0.02%
Total Annual Fund Operating Expenses	0.93%	1.67%	0.80%	0.67%	1.46%	1.15%	0.96%	0.84%	0.59%
Expense Reimbursement(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.93%	1.67%	0.80%	0.67%	1.46%	1.15%	0.96%	0.84%	0.59%
(1)
Fees have been restated to reflect current fees.
(2)
Principal Global Investors, LLC (“PGI”), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to maintain “Other Expenses” (expressed as a percent of average net assets on an annualized basis) not to exceed 0.02% for Class R-6 shares. It is expected that the expense limit will continue through the period ending February 28, 2023; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes conversion of the Class C shares to Class A shares after the eighth year. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$640	$830	$1,036	$1,630
Class C	270	526	907	1,779
Class J	182	255	444	990
Institutional Class	68	214	373	835
Class R-1	149	462	797	1,746
Class R-3	117	365	633	1,398
Class R-4	98	306	531	1,178
Class R-5	86	268	466	1,037
Class R-6	60	189	329	738
With respect to Classes C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):
	1 year	3 years	5 years	10 years
Class C	$170	$526	$907	$1,779
Class J	82	255	444	990
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating
2 of 5

expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.4% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of purchase. For this Fund, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell Midcap® Index (as of December 31, 2021, this range was between approximately $163.8 million and $71.7 billion). The Fund also invests in foreign securities.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•
Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Redemption and Large Transaction Risk. Ownership of the fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.principalfunds.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
3 of 5

For periods prior to the inception date of Class R-6 shares (November 22, 2016), the performance shown in the table for Class R-6 shares is that of the Fund’s Class R-3 shares, adjusted to reflect the fees and expenses of Class R-6 shares. However, where the adjustment for fees and expenses results in performance for Class R-6 shares that is higher than the historical performance of the Class R-3 shares, the historical performance of the Class R-3 shares is used. These adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 2020	24.72%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(23.89)%
Average Annual Total Returns
For the periods ended December 31, 2021
	1 Year	5 Years	10 Years
Class A Return Before Taxes	18.10%	18.20%	16.36%
Class A Return After Taxes on Distributions	15.89%	16.63%	15.12%
Class A Return After Taxes on Distributions and Sale of Fund Shares	12.20%	14.37%	13.49%
Class C Return Before Taxes	23.08%	18.69%	16.34%
Class J Return Before Taxes	24.17%	19.74%	17.16%
Institutional Class Return Before Taxes	25.32%	19.89%	17.39%
Class R-1 Return Before Taxes	24.32%	18.96%	16.45%
Class R-3 Return Before Taxes	24.73%	19.33%	16.82%
Class R-4 Return Before Taxes	24.93%	19.55%	17.04%
Class R-5 Return Before Taxes	25.09%	19.70%	17.18%
Class R-6 Return Before Taxes	25.39%	19.99%	17.15%
Russell Midcap Index (reflects no deduction for fees, expenses, or taxes)	22.60%	15.10%	14.90%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
4 of 5

Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•
K. William Nolin (since 2000), Portfolio Manager
•
Tom Rozycki (since 2013), Portfolio Manager
Purchase and Sale of Fund Shares
For Classes A, C, and J shares, the required minimum initial investment per Fund is generally $1,000, and the minimum initial investment per Fund for accounts with an Automatic Investment Plan (“AIP”) is $100. The required minimum subsequent investment per Fund is generally $100; however, for accounts with an AIP, subsequent automatic investments must total $1,200 annually if the initial $1,000 has not been met. Some exceptions apply; see “Purchase of Fund Shares – Minimum Investments” for more information.
For Classes R-1, R-3, R-4, R-5, R-6, and Institutional Class shares, there are no minimum initial or subsequent investment requirements for eligible purchasers.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 430 W. 7th Street, Ste. 219971, Kansas City, MO 64105-1407 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
For retail investors (i.e., non-employer sponsored retirement plan investors), effective as of the close of the New York Stock Exchange on June 14, 2013 and for employer-sponsored retirement plan investors, effective as of the close of the New York Stock Exchange on August 15, 2013, the MidCap Fund is no longer available for purchases from new investors except in limited circumstances.
For retirement plan investors, effective as of the close of the New York Stock Exchange on January 31, 2017, Class R-1 shares are no longer available for purchase from new retirement plans except in limited circumstances.
Class C shares are subject to an 8 year automatic conversion plan whereby Class C shares held for eight years after purchase will automatically convert to Class A shares of the same Fund.
See Purchase of Fund Shares for more information.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment advisor, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.
5 of 5